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Report of Independent Accountants on Applying Agreed-Upon Procedures

Continental Finance Company, LLC Continental Finance Credit Card ABS Master Trust 4550 New Linden Hill Road, Suite 400 Wilmington, Delaware 19808	5 November 2021

Re:	Continental Finance Credit Card ABS Master Trust (the “Issuing Entity”)
Series 2021-A Asset-Backed Notes (the “Notes”)
Sample Receivable Agreed‑Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by Continental Finance Company, LLC (the “Servicer”), the Issuing Entity and Credit Suisse Securities (USA) LLC (“Credit Suisse,” together with the Servicer and Issuing Entity, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of revolving credit card accounts (the “Receivables”) relating to the Issuing Entity’s securitization transaction.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report.  No other party acknowledged the appropriateness of the procedures.  Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Servicer, on behalf of the Issuing Entity, provided us with:
a.
An electronic data file labeled “Data_Tape_for_EY_2020_A_Sep21.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Servicer, on behalf of the Issuing Entity, indicated contains information relating to certain credit card accounts (the “Preliminary Receivables”) as of 30 September 2021 (the “Preliminary Cutoff Date”) that are expected to be representative of the Receivables,

b.	Imaged copies of:
i.	Certain printed screen shots from the Servicer’s servicing system (the “Servicing System Screen Shots”),
ii.	The Transunion credit report, as applicable (the “Transunion Credit Report”),
iii.	The credit limit memorandum, as applicable (the “Credit Limit Memo”), and
iv.	Certain account statements, as applicable (the “Account Statements,” together with the Servicing System Screen Shots, Transunion Credit Report and Credit Limit Memo, the “Source Documents”),
as applicable, that the Servicer, on behalf of the Issuing Entity, indicated relate to each Sample Receivable (as defined in Attachment A),
c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing certain information that is further described in Attachment A.  The Issuing Entity is responsible for the Subject Matter, Preliminary Data File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Servicer, on behalf of the Issuing Entity, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Receivables or Receivables, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Servicer, on behalf of the Issuing Entity, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”).  An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed.  We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Receivables,
iii.	Whether the originator(s) of the Receivables complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Issuing Entity and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed‑upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties.  It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

5 November 2021

Procedures performed and our associated findings

1.
As instructed by the Servicer, on behalf of the Issuing Entity, we randomly selected a sample of 200 Preliminary Receivables from the Preliminary Data File (the “Sample Receivables”).  For the purpose of this procedure, the Servicer, on behalf of the Issuing Entity, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Preliminary Data File.

For the purpose of the procedures described in this report, the 200 Sample Receivables are referred to as Sample Receivable Numbers 1 through 200.

2.
For each Sample Receivable, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in the Source Document(s), subject to the instructions, assumptions and methodologies provided by the Servicer, on behalf of the Issuing Entity, described in the notes to Exhibit 1 to Attachment A.  The Source Document(s) that we were instructed by the Servicer, on behalf of the Issuing Entity, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A.  All such compared information was found to be in agreement.

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note(s)

Account number	account	Servicing System Screen Shots	i.

State	State	Servicing System Screen Shots

Open date	Open_Date	Servicing System Screen Shots

APR	APR	Servicing System Screen Shots

Credit limit	Credit_Line	Servicing System Screen Shots or Credit Limit Memo	ii.

Delinquency	Delinquency	Servicing System Screen Shots or Account Statements	ii., iii.

Credit score	Origination_Vantage3	Servicing System Screen Shots or Transunion Credit Report	ii., iv.

Notes:

i.	For identification purposes only.

ii.
For the purpose of comparing the indicated Sample Characteristics for each Sample Receivable, the Servicer, on behalf of the Issuing Entity, instructed us to note agreement if the value on the Preliminary Data File agreed with the corresponding information in at least one of the Source Documents that are listed for such Sample Characteristic (and in accordance with any other applicable note(s)).  We performed no procedures to reconcile any differences that may exist relating to the information shown in the Source Documents that are listed for such Sample Characteristic.

Notes:  (continued)

iii.
For the purpose of comparing the delinquency Sample Characteristic for each Sample Receivable, the Servicer, on behalf of the Issuing Entity, instructed us to note agreement if the delinquency value, as shown on the Preliminary Data File, agreed with the corresponding delinquency value, as shown in the applicable Source Document(s), in accordance with the decode table shown below (and in accordance with any other applicable note(s)):

Preliminary Data File Value	Source Document Value

0	0-29
1	30-59
2	60-89
3	90-119
4	120-149
5	150-179
6	180-209

i.
The Servicer, on behalf of the Issuing Entity, instructed us not to compare the credit score Sample Characteristic for any Sample Receivable with a credit score value of <blank>, as shown on the Preliminary Data File.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Servicer, on behalf of the Issuing Entity, described in the notes above.